                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 31, 1994


                       SPELLING ENTERTAINMENT GROUP INC.
             (Exact name of registrant as specified in its charter)




                                    Florida
                 (State or other jurisdiction of incorporation)




                1-6739                               59-0862100
              (Commission                           (IRS Employer
              File Number)                        Identification No.)



         200 South Andrews Avenue
            Fort Lauderdale, FL                         33301
 (Address of principal executive offices)            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 832-3000

                                     N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.


         Effective January 31, 1994, Spelling Entertainment Group Inc. (the "Registrant") and certain subsidiaries of the Registrant entered into a Credit Agreement (the "Credit Agreement") with Blockbuster Entertainment Corporation ("Blockbuster") pursuant to which Blockbuster has agreed to advance to the Registrant and/or certain subsidiaries of the Registrant an aggregate of $175,000,000, consisting of revolving loans in an aggregate principal amount of $75,000,000 (the "Revolving Loans") and a term loan in the amount of $100,000,000 (the "Term Loan"). The Registrant and certain of its subsidiaries also entered into a Pledge and Security Agreement dated as of January 31, 1994 (the "Security Agreement") with Blockbuster and a Copyright Mortgage and Assignment; Power of Attorney (the "Assignment") and a Guaranty (the "Guaranty"), each dated as of January 31, 1994 and each in favor of Blockbuster. On December 22, 1993, the Registrant entered into a related Guaranty (the "Spelling Guaranty") in favor of Bank of America National Trust and Savings Association, as agent.

         Under the Credit Agreement, Blockbuster is obligated to make Revolving Loans to the Registrant for a term of 38 months. Outstanding amounts under the Revolving Loans, if any, and under the Term Loan, if any, will become payable on March 31, 1997.

         As previously reported in its Current Report on Form 8-K dated December 8, 1993, on December 8, 1993, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Republic Pictures Corporation ("Republic") and DE Acquisition Corporation, a wholly-owned subsidiary of the Registrant ("Merger Sub"), which provides for the merger of Merger Sub with and into Republic (the "Merger"). The Merger Agreement provides, among other things, that, at the effective time of the Merger, each share of common stock, $0.01 par value per share, of Republic outstanding immediately prior to the effective time of the Merger will be, without any action on the part of the holder thereof, converted into the right to receive $13.00 in cash, without interest (the "Cash Merger Consideration"). The proceeds of the Term Loan may be used only to pay all or a portion of the Cash Merger Consideration. The closing of the Merger is currently anticipated to occur in early 1994.

         Pursuant to the Security Agreement and the Assignment, borrowings under the Credit Agreement are secured by all of the assets (tangible and intangible) of the Registrant and its subsidiaries. Pursuant to the Guaranty, the Registrant and certain of the Registrant's subsidiaries have guaranteed the amounts borrowed, if any, under the Credit Agreement.

         Pursuant to the Spelling Guaranty, the Registrant has agreed to guarantee the obligations of Blockbuster under Blockbuster's credit facility (the "Blockbuster Credit Facility") up to the amount of the Registrant's borrowings under the Credit Agreement outstanding at the time enforcement of the Spelling Guaranty is sought.

        The Credit Agreement includes customary provisions defining what constitutes default by the Registrant and its subsidiaries, including failure to pay any principal, interest or other amount due to Blockbuster as such becomes due; failure to pay other indebtedness when due; judgments, attachments, dissolution, receivership, insolvency and bankruptcy. A default shall also occur under the Credit Agreement if (i) Blockbuster and its affiliates cease to beneficially own and control a majority of the issued and outstanding voting stock of the Registrant or (ii) Blockbuster fails to make any payment when due in respect of or should otherwise be in breach or default of (in each case, after giving effect to any applicable grace period) the Blockbuster Credit Facility. In the latter case, Blockbuster may not declare unpaid borrowings under the Credit Agreement to be immediately due and payable until such time, if ever, that indebtedness under the Blockbuster Credit Facility has been accelerated.

         If, prior to March 31, 1997, the Blockbuster Credit Facility is terminated, repaid or restructured (other than due to acceleration of Blockbuster's obligations thereunder) so as to result in an increased cost of funds to Blockbuster, then the Credit Agreement requires Blockbuster and the Registrant and its subsidiaries to negotiate in good faith for up to 120 days thereafter to reset the interest rates and fees applicable to the Revolving Loans in order to take into account Blockbuster's increased cost of funds.

         As of January 31, 1994, Blockbuster beneficially owned approximately 70.5% of the outstanding common stock, $0.10 par value per share, of the Registrant. The Registrant believes that the terms of the Credit Agreement, the Security Agreement, the Assignment, the
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Guaranty, and the Spelling Guaranty are as favorable to the Registrant as those which could be obtained from an unaffiliated party.

         The descriptions contained herein of the Credit Agreement, the Security Agreement, the Assignment, the Guaranty and the Spelling Guaranty are modified in their entirety by the terms of such agreements, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SPELLING ENTERTAINMENT GROUP INC.




                                        By: /s/ Thomas P. Carson
                                            -------------------------------
                                            Thomas P. Carson
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer





Date:  February 16, 1994

                       SPELLING ENTERTAINMENT GROUP INC.

                                 EXHIBIT INDEX



            Number and                                            Sequential
      Description of Exhibit                                      Page Number
      ----------------------                                      -----------
         1.      None

         2.      None

         4.      None

         16.     None

         17.     None

         20.     None

         23.     None

         24.     None

         27.     None

         99.1    Credit Agreement dated as of January 31, 1994, by and among the
                 Registrant, certain subsidiaries of the Registrant and Blockbuster
                 Entertainment Corporation.

         99.2    Pledge and Security Agreement dated as of January 31, 1994, by and among the Registrant, certain subsidiaries of the Registrant and
                 Blockbuster Entertainment Corporation.

         99.3    Copyright Mortgage and Assignment; Power of Attorney dated as of
                 January 31, 1994, by the Registrant and certain subsidiaries of the Registrant in favor of Blockbuster Entertainment Corporation.

         99.4    Guaranty dated as of January 31, 1994, by the Registrant and certain subsidiaries of the Registrant in favor of Blockbuster Entertainment
                 Corporation.

         99.5    Guaranty dated as of December 22, 1993 by the Registrant in favor of
                 Bank of America National Trust and Savings Association, as agent.